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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 20, 2006
                      (Date of the earliest event reported)


                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                   001-32046                 95-4595609
          ----------                   ---------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

                42505 10th Street West, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

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ITEM 8.01         OTHER EVENTS.

         On July 20, 2006, Simulations Plus, Inc. (AMEX: SLP) announced that its Board of Directors approved a two-for-one split of the Company's common stock. Trading will begin on a split-adjusted basis on August 14, 2006.



ITEM 9.01         EXHIBITS AND REPORTS ON FORM 8-K.

(a) Exhibits

99.1     Press release dated July 20, 2006

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SIMULATIONS PLUS, INC.



Dated: July 20, 2006                            By: /s/ Walter Woltosz
                                                   -----------------------
                                                   Walter S. Woltosz
                                                   Chief Executive Officer

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                                 EXHIBITS INDEX
                                 --------------


      Exhibit Number                             Description
      --------------                             -----------

           99.1                      Press release, dated July 20, 2006